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                                                                    Exhibit 10.1

                      ATX TELECOMMUNICATIONS SERVICES, INC.

                    CERTIFICATE OF THE POWERS, DESIGNATIONS,
                          PREFERENCES AND RIGHTS OF THE
                    SERIES A SENIOR CONVERTIBLE EXCHANGEABLE
                    PREFERRED STOCK, PAR VALUE $.01 PER SHARE

             PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE


                  The following resolution was duly adopted by the Board of Directors of ATX Telecommunications Services, Inc., a Delaware corporation (the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, on ________ __, 2000, by the unanimous written consent of the Board of Directors:

                  WHEREAS, the Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of the Certificate of Incorporation (as defined below) of the Corporation, to provide for the issuance of all or any of the shares of Preferred Stock, par value $.01 per share, in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications or restrictions thereof; and

                  WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series.

                  NOW, THEREFORE, BE IT RESOLVED that, pursuant to the authority expressly granted to the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, and pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, there be created from the __________ shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Corporation authorized to be issued pursuant to the Certificate of Incorporation, a series of Preferred Stock consisting of 250,000 shares of Series A Senior Convertible Exchangeable Preferred Stock (the "Series A Preferred Stock"), the voting powers, designations, preferences and relative, participating, optional or other special rights of which, and qualifications, limitations or restrictions thereof, shall be as follows:
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                  1. Number and Designation. 250,000 shares of the Preferred
Stock of the Corporation shall be designated as Series A Senior Convertible Exchangeable Preferred Stock (the "Series A Preferred Stock") and no other shares of Preferred Stock shall be designated as Series A Preferred Stock.

                  2. Definitions. For purposes of the Series A Preferred Stock, the following terms shall have the meanings indicated:

                  "Board of Directors" shall mean the board of directors of the Corporation or the Executive Committee, if any, of such board of directors or any other committee duly authorized by such board of directors to perform any of its responsibilities with respect to the Series A Preferred Stock.

                  "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

                  "Change of Control" shall mean (a) the sale, lease or transfer of all or substantially all of the assets of the Corporation to any "Person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) (other than any Permitted Holder), (b) any "Person or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b) under the Exchange Act), other than any Permitted Holder, becomes the "beneficial owner" (as defined in Rule 13d-2 under the Exchange Act) of more than 50% of the total voting power of all classes of the voting stock of the Corporation and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, in one or more series of transactions unless, as a result of such transaction, 50% or more than the ultimate direct or indirect ownership of the Corporation in place prior to such transaction remains in place immediately after such transaction or series of transactions, or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Corporation's Board of Directors together with any new directors whose election or appointment by such board or whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Corporation's Board of Directors then in office.

                  "Change of Control Exercise Period" shall have the meaning set forth in paragraph 8(a)(ii).

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                  "Change of Control Instigator" shall mean any Person" or
"group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) whose activities, actions or participation results, directly or indirectly, in a Change of Control.

                  "Change of Control Price" shall mean (i) the Fair Market Value of the consideration received by a holder of Common Stock for one share of Common Stock in a Change of Control transaction from any successor, acquiror or other third party, or (ii) the Alternative Change of Control Price if holders of Common Stock do not receive any consideration in a Change of Control transaction from any successor, acquiror or other third party. For purposes of this definition, "Alternative Change of Control Price" shall mean the Fair Market Value per share of Common Stock on the date on which the Change of Control Instigator causes the Change of Control, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock.

                  "Common Stock" shall mean the Corporation's Common Stock, par value $.01 per share.

                  "Common Stock Conversion Rate" shall mean, as of any date, (i) $1,000.00 plus all accrued and unpaid dividends thereon to the date of conversion, divided by (ii) the Conversion Price in effect as of such date.

                  "Conversion Price" shall mean $______(1) per share of Series A Preferred Stock, subject to adjustment as provided herein.(2)

----------------------
(1) The higher of (i) 110% of the Base Stock Price (as defined in the Recapitalization Agreement and Plan of Merger), and (ii) 100% of the Volume Weighted Average Sale Price of the CoreComm common stock for the 10 Trading Day period ending on the Trading Day immediately prior to the closing date of the Merger.


(2)      If any Senior Notes are issued in the Restructuring
         Transaction, the definition of Conversion Price shall be as follows:

                           "Conversion Price" shall mean $32.11 per
                  share of Series A Preferred Stock, subject to adjustment as provided herein; provided, however, that if, on ________ __, 2001 [six month anniversary of Issue Date], the Principal Indebtedness Attributable to the Senior Notes is less than $_______ [the aggregate principal amount of Senior Notes issued on the Issue Date in connection with the Recapitalization Transaction], the Conversion Price shall be increased, effective on such
                                         (continued...)


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                  "Current Market Price" of publicly traded shares of Common
Stock or any other class of capital stock or other security of the Corporation or any other issuer for any day shall mean (i) if the security is then listed or admitted to trading on a national securities exchange in the United States, the last reported sale price, regular way, for the security as reported in the consolidated transaction or other reporting system for securities listed or traded on such exchange, or (ii) if the security is quoted on the Nasdaq National Market, the last reported sale price, regular way, for the security as reported on such list, or (iii) if the security is not so admitted for trading on any national securities exchange or the Nasdaq National Market, the average of the last reported closing bid and asked prices reported by the Nasdaq as furnished by any member in good standing of the National Association of Securities Dealers, Inc., selected from time to time by the Corporation for that purpose or as quoted by the National Quotation Bureau Incorporated. In the event that no such quotation is available for such day, the Current Market Price shall be the average of the quotations for the last five Trading Days for which a quotation is available within the last 30 Trading Days prior to such day. In the event that five such quotations are not available within such 30-Trading Day period, the Board of Directors shall be entitled to determine the Current Market Price on the basis of such quotations as it reasonably and in good faith considers appropriate.

                  "Determination Date" shall have the meaning set forth in paragraph 8(d)(ii) hereof.

                  "Dividend Payment Date" shall mean December __(3), March __, June __ and September __, of each year, commencing on the first such Dividend Payment Date to occur following the Issue Date; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day following such Dividend Payment Date.

----------------------
(2)      (continued...)

                  date, to an amount not to exceed $36.05, subject to adjustment as provided herein, calculated by the Corporation based on the chart set forth as Exhibit 1 hereto (which calculation shall be final and binding, absent manifest error) and set forth in a certificate of the Chief Financial Officer of the Corporation, a copy of which shall be delivered to each holder of record of shares of Series A Preferred Stock in the manner set forth in paragraph 10(b) hereof, and thereafter the Conversion Price shall be such increased amount, subject to adjustment as provided herein.


(3) Date of month to coincide with date of month of Issue Date, for example, if Issue Date is September 10, Dividend Payment Dates will be each December 10, March 10, June 10 and September 10.

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                  "Dividend Period" shall mean a quarterly dividend period
commencing on the Issue Date, in the case of the first Dividend Period, and thereafter on each Dividend Payment Date, and ending on and including the day immediately preceding the next Dividend Payment Date.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Exchange Date" shall mean the date set forth in a notice delivered by the Corporation in accordance with the provisions of paragraph 8(b)(ii) hereof.

                  The term "Fair Market Value" means (a) in the case of cash, the amount of such cash; (b) in the case of stock, the Current Market Price of such stock as of the close of business on the first full Trading Day following the day on which the transaction resulting in a Change of Control is first announced and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by the Board of Directors.

                  "Issue Date" shall mean the date on which shares of Series A Preferred Stock are first issued.

                  "Junior Securities" shall have the meaning set forth in paragraph 3(c) hereof.

                  "Junior Securities Distributions" shall have the meaning set forth in paragraph 4(d) hereof.

                  "Mandatory Redemption Date" shall have the meaning set forth in paragraph 6(a) hereof.

                  "Mandatory Redemption Obligation" shall have the meaning set forth in paragraph 6(b) hereof.

                  "Nasdaq" means the National Association of Securities Dealers, Inc. Automated Quotations System.

                  "NYSE" means the New York Stock Exchange.

                  "outstanding," when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

                  "Parity Securities" shall have the meaning set forth in paragraph 3(b) hereof.

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                  "Permitted Designee" shall mean (i) a spouse or a child of a
Permitted Holder, (ii) trusts for the benefit of a Permitted Holder or a spouse or child of a Permitted Holder, (iii) in the event of the death or incompetence of a Permitted Holder, his estate, heirs, executor, administrator, committee or other personal representative or (iv) any Person so long as a Permitted Holder owns at least 50% of the voting power of all classes of the voting stock of such Person.

                  "Permitted Holder" shall mean each of George S. Blumenthal, J. Barclay Knapp and their Permitted Designees.

                  "Person" shall mean any individual, a corporation, a partnership, an association, a joint-stock company, a limited liability company, a trust, any unincorporated organization, or a government or political subdivision thereof.

                  "Principal Indebtedness Attributable to the Senior Notes" at any given time shall mean the excess of (i) the aggregate principal amount of Senior Notes outstanding at such time, over (ii) the aggregate principal amount of any personal notes delivered to the Corporation pursuant to Section 1.2(i) of the Recapitalization Agreement and outstanding at such time.

                  "Recapitalization Agreement" shall mean that certain Recapitalization Agreement and Plan of Merger, dated March 9, 2000, as amended, among the Corporation, CoreCom Limited, ATX Merger Sub, Inc., CoreComm Merger Sub, Inc. and certain individuals.

                  "Recapitalization Transaction" means the recapitalization of the Corporation contemplated by the Recapitalization Agreement.

                  "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated the Issue Date, as in effect from time to time, among the Corporation, and certain individual stockholders of the Corporation.

                  "Securities Act" means the Securities Act of 1933, as in effect from time to time, and the rules and regulations promulgated thereunder.

                  "Senior Notes" mean the Senior Notes due 2003 issued by the Corporation on the Issue Date in connection with the Recapitalization Transaction, if any.

                  "Series A Preferred Stock" shall have the meaning act forth in paragraph 1 hereof.

                  "Senior Securities" shall have the meaning set forth in paragraph 3(a) hereof.

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                  "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Securities or any class or series of Parity Securities are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series A Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

                  "Special Conversion Price" shall mean the greater of (x) .6667 of the last reported sales price, regular way, on the Nasdaq National Market, of Common Stock, par value $.01 of CoreComm Limited, a Bermuda corporation, on the Issue Date, adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock, and (y) the Change of Control Price.

                  "Trading Day" shall mean any day on which the securities in question shall be traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not traded or admitted for trade on any national securities exchange, on the Nasdaq National Market, or if such securities am not quoted thereon, in the applicable securities market in which the securities are traded.

                  "Volume Weighted Average Sale Price" of a share of stock shall mean the volume weighted average price of such stock traded on the New York Stock Exchange, or if such stock is not listed on such exchange, the principal United States securities exchange registered under the Exchange Act on which such stock is listed or, if such stock is not listed on any such exchange, the volume weighted average price per share of such stock traded on the Nasdaq National Market, or, if such stock is not so listed, on any similar trading market, on the specified day or days as determined by the Corporation based on volume weighted average price information displayed on the Bloomberg Volume at Price Page or such additional or other sources(s) as the Corporation may select in good faith.

                  3. Rank. Any class or series of stock of the Corporation shall be deemed to rank:

                     (a) prior to the Series A Preferred Stock, either as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, or both, if the holders of such class or series shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, in preference or priority to the holders of Series A Preferred Stock ("Senior Securities");



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                           (b) on a parity with the Series A Preferred Stock,
either as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Stock if the holders of the Series A Preferred Stock and of such class of stock or series shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or wind up, or both, in proportion to their respective amounts of liquidation preferences, without preference or priority one over the other and such class of stock or series is not a class of Senior Securities ("Parity Securities"); and

                           (c) junior to the Series A Preferred Stock, either as
to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, or both, if such stock or series shall be Common Stock or if the holders of the Series A Preferred Stock shall be entitled to receipt of dividends, and of amounts distributable upon liquidation, dissolution or winding up, in preference or priority to the holders of shares of such stock or series ("Junior Securities").

                  The respective definitions of Senior Securities, Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Senior Securities, Junior Securities and Parity Securities, as the case may be. The Series A Preferred Stock shall be subject to the creation of Junior Securities and Parity Securities as set forth herein. Unless approved by a vote of the holders of the shares of Series A Preferred Stock in accordance with paragraph 9 hereof, the Series A Preferred Stock shall not be subject to the creation of Senior Securities.

                  4. Dividends. (a) Subject to paragraph 4(b), the holders of shares of Series A Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds legally available for the payment of dividends, on each Dividend Payment Date, dividends at the quarterly rate of $7.50 per share; provided however, that if on __________ __, 2001(4), there shall be outstanding any Principal Indebtedness Attributable to the Senior Notes, the quarterly dividend rate for periods following such date shall increase to a quarterly rate of $12.50 per share; and provided, further, that if on __________ __, 2002(5), there shall be outstanding any Principal Indebtedness Attributable to the Senior Notes, the quarterly dividend shall increase to $17.50 per share. Subject to paragraph 4(f) hereof, dividends on the shares of Series A Preferred Stock may be payable, in the sole discretion of the Corporation, in cash or in shares of Common Stock (calculated based on the Common Stock having a value equal to the product of (i) .98 and (ii) the Volume Weighted Average Sale Price for the Corporation's Common Stock during the five
(5) Trading

----------------------
(4)      First anniversary of Issue Date

(5)      Eighteen months following Issue Date

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Day period ending on the Trading Day immediately prior to the relevant Dividend
Payment Date). Dividends on the Series A Preferred Stock shall be cumulative from the Issue Date whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends. Each such dividend shall be payable to the holders of record of shares of the Series A Preferred Stock, as they appear on the stock records of the Corporation at the close of business on the record date for such dividend. Upon the declaration of any such dividend, the Board of Directors shall fix as such record date the fifth Business Day preceding the relevant Dividend Payment Date and shall give notice on or prior to the record date of the form of payment of such dividend. Accrued and unpaid dividends for any past Dividend Payment Date may be declared and paid at any time, without reference to any Dividend Payment Date, to the holders of record on such record date, not more than 45 days nor less than five Business Days preceding the payment date thereof, as may be fixed by the Board of Directors.

                           (b) The dividends payable for any period other than a
full Dividend Period on the Series A Preferred Stock shall accrue daily and be computed on the basis of a 91-day quarter and the actual number of days (not in excess of 91 days) in such period. Holders of shares of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock in excess of cumulative dividends, as herein provided on the Series A Preferred Stock except as otherwise provided herein. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears except as otherwise provided herein.

                           (c) So long as any shares of the Series A Preferred
Stock are outstanding no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Parity Securities, for any period, nor shall any Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Parity Securities) by the Corporation (except for conversion into or exchange for other Parity Securities or Junior Securities) unless, in each case, (i) full cumulative dividends on all outstanding shares of the Series A Preferred Stock for all Dividend Periods terminating on or prior to the date of such dividend, redemption, repurchase or other acquisition shall have been paid or set apart for payment, (ii) sufficient funds have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock and (iii) the Corporation is not in default with respect to any redemption of shares of Series A Preferred Stock by the Corporation pursuant to paragraph 6 below. When dividends are not fully paid in Common Stock or are not paid in full in cash or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series A Preferred Stock and all dividends declared upon Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock and accumulated and unpaid on such Parity Securities.



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                           (d) So long as any shares of the Series A Preferred
Stock are outstanding, no dividends (other than (i) any rights issued pursuant to a shareholder rights plan and (ii) dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of Junior Securities) shall be declared or paid or set apart for payment or other distribution or made upon Junior Securities, nor shall any Junior Securities be redeemed, paid or otherwise acquired (other than a redemption, purchase or other acquisition of shares, of Common Stock made for purpose of an employee incentive or benefit plan of the Corporation or any subsidiary or in the form of Junior Securities) (all such non-excluded dividends, distributions, redemptions or purchases being hereinafter referred to as "Junior Securities Distributions") for any consideration (or any money be paid to or made available for a sinking fund for the redemption of any shares of any Junior Securities) by the Corporation, directly or indirectly, unless, in each case (i) the full cumulative dividends on all outstanding shares of the Series A Preferred Stock and any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock and the current dividend period with respect to such Parity Securities.

                           (e) For purposes solely for this Section 4, the
Common Stock shall be adjusted from time to time in a manner consistent with the provisions of Section 8(e) and 8(f) (as such provisions may be applied to Common Stock instead of Series A Preferred Stock).

                           (f) The Corporation may not elect to make any
dividend payment on the shares of Series A Preferred Stock to a "Stockholder" (as that term is defined in the Registrations Rights Agreement) in the form of shares of Common Stock unless either (i) such shares of Common Stock are issued under an effective Securities Act registration statement, or (ii) in accordance with the terms of the Registration Rights Agreement (x) on or prior to the date of such dividend payment, the Corporation shall have filed with the Securities and Exchange Commission a registration statement under the Securities Act registering for resale by the holders of the shares of Series A Preferred the shares of Common Stock received by them as a dividend thereon (the "Resale Registration Statement"), and (y) on the date of such dividend payment, the Resale Registration Statement shall be effective under the Securities Act; provided, however, that the foregoing shall not prevent the Corporation from making any dividend payment in the form of shares of Common Stock to a "Stockholder" (as that term is defined in the Registrations Rights Agreement) without either (1) such shares of Common Stock being issued under an effective Securities Act registration statement or (2) there being on file by the Corporation with the Securities and Exchange Commission an effective Resale Registration Statement relating to such shares, if such Stockholder is in breach of its obligations under the Registration Rights Agreement.





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                  5. Liquidation Preference. (a) In the event of any
liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of the shares of Series A Preferred Stock shall be entitled to receive $1,000.00 per share of Series A Preferred Stock, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any other payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payment on any Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series A Preferred Stock and any such other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such other Party Securities if all amounts payable thereon were paid in full. For the purposes of this paragraph 5, (i) a consolidation or merger of the Corporation with one or more Persons, or (ii) a sale or transfer of all or substantially all of the Corporation's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

                           (b) Subject to the rights of the holders of any
Parity Securities, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this paragraph 5, any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

                  6. Redemption. (a) On the twentieth anniversary of the Issue Date (the "Mandatory Redemption Date"), the Corporation shall redeem all outstanding shares of Series A Preferred Stock at a redemption price of $1,000.00 per share, payable together with accrued and unpaid dividends thereon to, but excluding, the Mandatory Redemption Date, without interest, and either, in the sole discretion of the Corporation, (i) in cash or (ii) in shares of Common Stock (calculated based on the Common Stock having a value equal to the product of (a) .98 and (b) the Volume Weighted Average Sale Price for the Corporation's Common Stock during the five (5) Trading Day period ending on the Trading Day immediately prior to the Mandatory Redemption Date).

                           (b) If the Corporation shall have failed to discharge
its obligation to redeem all outstanding shares of Series A Preferred Stock pursuant to paragraph 6(a) (the "Mandatory Redemption Obligation"), the Corporation shall not, so long as such Mandatory Redemption Obligation has not been fully discharged, (i) directly or indirectly, redeem, purchase, or otherwise acquire any Parity Security or discharge any mandatory or optional redemption, sinking fund or other similar




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obligation in respect of any Parity Securities (except in connection with a redemption, sinking fund or other a obligation to be satisfied pro rata with the Series A Preferred Stock) or (ii) declare or make any Junior Securities Distribution (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities), or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of the Junior Securities.

                           (c) Upon any redemption of Series A Preferred Stock,
the Corporation shall pay the redemption price and any accrued and unpaid dividends in arrears to, but excluding, the applicable redemption date.

                           (d) For purposes solely for this Section 6, the
Common Stock shall be adjusted from time to time in a manner consistent with the provisions of Section 8(e) and 8(f) (as such provisions may be applied to Common Stock instead of Series A Preferred Stock).

                  7. Procedure for Redemption. (a) If the Corporation shall redeem shares of Series A Preferred Stock pursuant to paragraph 6(a), notice of such redemption shall be given in the manner set forth in paragraph 10(b) hereof not less than 30 days nor more than 60 days prior to the redemption date provided that neither the failure to give such notice nor confirmation nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Each such notice shall state: (i) the redemption date; (ii) that all of the shares of Series A Preferred Stock are to be redeemed; (iii) the amount payable; (iv) the type of consideration to be paid; (v) the place or places where certificates for such share are to be surrendered for payment of the redemption price; and (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date, except as otherwise provided herein.

                           (b) If notice has been mailed as aforesaid, from and
after the redemption date (unless default shall be made by the Corporation in providing for the payment of the redemption price of the called for redemption and dividends accrued and unpaid thereon, if any), (i) except as otherwise provided herein, dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding and (iii) all rights of the holders thereof as holders of the Series A Preferred Stock shall cease (except the right to receive from the Corporation the redemption price without interest thereon, upon surrender and endorsement of their certificates if so required.

                           (c) Upon surrender in accordance with notice given
pursuant to this paragraph 7 of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid.

                  8.       Conversion.

                           (a) Conversion at the Option of the Holder.

                               (i) Each holder of a share of Series A Preferred Stock shall have the right, at any time after the Issue Date, to convert such share into fully paid and nonassessable shares of Common Stock at the Common Stock Conversion Rate as of the date of conversion.

                               (ii) In the event of a Change of Control, each holder of the Series A Preferred Stock shall have a one time option, exercisable during the Change of Control Exercise Period, to convert any or all outstanding shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock at the Special Conversion Price. Notice of a Change of Control shall be given to each holder of the Series A Preferred Stock in the manner set forth in paragraph 10(b) hereof not less than 15 days prior to or more than 15 days after the Change of Control; provided, however, that failure to mail such notice or any defect therein shall not affect the validity of the proceeding for conversion of any shares of Series A Preferred Stock to be converted except as to the holder to whom the Corporation has failed to mail said notice or except to the holder whose notice was defective. Such notice shall state: (A) the notice is being sent pursuant to this
         Section 8(a)(ii), (B) that all shares of Series A Preferred Stock delivered in accordance with Section 8(a)(iii) during the period commencing on the date of the Notice and ending 30 days thereafter (the "Change of Control Exercise Period") will be converted at the Special Conversion Price, (C) the Special Conversion Price and the method of calculation thereof, and (D) that any shares of Series A Preferred Stock not delivered to the Corporation by the expiration of the Change of Control Exercise Period will thereafter possess a Conversion Price equal to the Conversion Price, and not the Special Conversion Price.

                               (iii) Any holder of a share of Series A Preferred Stock electing to convert such shares into Common Stock shall surrender the certificate or certificates for such shares at the offices of the Corporation (or at such other place in New York City as the Corporation may designate by written notice to the holders of shares of Series A Preferred Stock) during regular business hours, duly endorsed to the Corporation or in blank, or accompanied by instruments of transfer to the Corporation or in blank, in form reasonably satisfactory to the Corporation, and shall give written notice to the Corporation at such offices that such holder elects to convert such shares of Series A Preferred Stock. Such notice shall state that the holder has satisfied any legal or regulatory requirements for conversion, including, if applicable, compliance with the Hart Scott Rodino Antitrust Improvements Act of 1976. As soon as practicable (but in any event not later than three (3) Business Days) after any holder deposits certificates for shares of Series A Preferred Stock, accompanied by the written notice above prescribed, the Corporation shall issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of Common Stock and the cash in lieu of fractional shares, if any, to which such holder is entitled upon such conversion.

                               (iv) Conversion shall be deemed to have been made as of the date that certificates for the shares of Series A Preferred Stock to be converted and the written notice are received by the Corporation and the Person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or for Series A Preferred Stock are duly closed (but not for any period in excess of three (3) Business Days) for any purpose, but certificates for shares of Common Stock shall be issued and delivered in accordance sigh paragraph 8(a)
         (iii) after the opening of such books.

                            (b) Exchange at the Option of the Corporation.

                               (i) If, at any time after either (x) the second anniversary of the Issue Date, if the Common Stock has for a period of at least twenty (20) consecutive Trading Days traded at a price equal to at least 125% of the Conversion Price as of each such Trading Day, or (y) the fifth anniversary of the Issue Date, if the Current Market Price per share of Common Stock at any time during the ten (10) Trading Day period ending on the Trading Day immediately prior to the day on which notice of exchange is given by the Corporation in accordance with paragraph 8(b)(ii) is at least 100% of the Conversion Price as of such date, the Corporation, at its option, may elect to exchange, subject to the terms and provisions of this paragraph 8, all or any of the shares of Series A Preferred Stock for fully paid and nonassessable shares of Common Stock at the Common Stock Conversion Rate as of the date of exchange. If fewer than all the outstanding shares of Series A Preferred Stock are to be exchanged as provided in this paragraph 8(b)(i), the shares to be exchanged shall be determined pro rata among the holders of record thereof.

                               (ii) If the Corporation shall elect to exercise its rights under this paragraph 8(b), notice of such election shall be given to each holder of the Series A Preferred Stock in the manner set forth in paragraph 10(b) hereof not less than 10 days nor more than 60 days prior to the Exchange Date; provided, however, that failure to mail such notice or any defect therein shall not affect the validity of the proceedings for exchange of any shares of Series A Preferred Stock to be exchanged except as to the holder to whom the Corporation has failed to mail said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the Exchange Date; (ii) the total number of shares of Series A Preferred Stock to be exchanged and if less than all of the outstanding shares of Series A Preferred Stock are exchanged, the number of shares to be exchanged by such holder; (iii) the Common Stock Conversion Price; and (iv) the place or places where certificates for such shares are to be surrendered for certificates representing the number of shares of Common Stock and the cash in lieu of fractional shares, if any, to which such holder is entitled upon such exchange, which shall be the offices of the Corporation (or at such other place in New York City as the Corporation may designate).

                               (iii) On the Exchange Date, upon surrender in accordance with said notice of any shares of Series A Preferred Stock (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), the Corporation shall deliver to the holder of such shares of Series A Preferred Stock so surrendered a certificate or certificates representing the number of fully paid and non-assessable shares of Common Stock into which such shares of Series A Preferred Stock have been converted in accordance with the provisions of this paragraph 8(b). If fewer than all the shares represented by any such certificate are exchanged, a new certificate shall be issued representing the unconverted shares of Series A Preferred Stock without cost to the holder of record thereof. For purposes of the foregoing, such exchange shall be deemed to have been made at the close of business on the Exchange Date and the person entitled to receive the Common Stock issuable upon such exchange shall be treated for all purposes as the record holder of such Common Stock on such date.

                  (c) No Fractional Shares. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion or exchange of Series A Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion or exchange of a share of Series A Preferred Stock, the Corporation shall, subject to paragraph 8(d)(iii), make a cash payment (calculated to the nearest $.01) equal to such fraction multiplied by the Current Market Price of the Common Stock on the Trading Day immediately prior to the date of conversion or exchange.

                  (d) Adjustments to Conversion Price. The Conversion Price, and the number and type of securities to be received upon conversion of the Series A Preferred Stock shall be subject to adjustment as follows:

                               (i) If the Corporation shall after the Issue Date
         (A) declare a dividend or make a distribution on its Common Stock in shares of its capital stock (other than a dividend or distribution which holders of shares of Series A Preferred Stock participate), (B) subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, and in each such case, the Conversion Price on the record date for such dividend or distribution, or the effective date of such subdivision or combination or reclassification, as the case may be, shall be proportionately adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Common Stock or other securities of the Corporation that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series A Preferred Stock been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the Business Day immediately following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the Business Day immediately following the effective date in the case of a subdivision, combination or reclassification. In the event that after fixing a record date any such dividend or distribution is not issued, the Conversion Price shall be readjusted to the Conversion Price which would be in effect if such record date had not been fixed. Adjustments in accordance with this paragraph 8(d)(i) shall be made whenever any event listed above shall occur.

                               (ii) If the Corporation shall after the Issue Date fix a record date for the issuance of rights or warrants (in each case, other than any rights issued pursuant to a shareholder rights plan) to all holders of Common Stock entitling them (for a period expiring within 60 days after such record date) to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share (or, in the case of a right or warrant to purchase securities convertible into Common Stock, having an effective exercise price per share of Common Stock, computed on the basis of the maximum number of shares of Common Stock issuable upon conversion of such convertible securities, plus the amount of additional consideration payable, if any, to receive one share of Common Stock upon conversion of such securities) less than the average Current Market Price for the ten (10) Trading Days preceding the date on which such issuance was declared or otherwise announced by the Corporation (the "Determination Date"), then the Conversion Price in effect at the opening of business of the Business Day next following such record date shall be adjusted by multiplying the Conversion Price on the day immediately prior to the Determination Date by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the Determination Date and (B) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights and warrants for Common Stock would purchase at such average Current Market Price for the ten (10) Trading Days preceding such date (or, in the case of a right or warrant to purchase securities convertible into Common Stock, the number of shares of Common Stock obtained by dividing the aggregate exercise price of such rights or warrants for the maximum number of shares of Common Stock issuable upon conversion of such convertible securities, plus the aggregate amount of additional consideration payable, if any, to convert such securities into Common Stock, by such Conversion Price), and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the Determination Date and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants (or in the case of a right or warrant to purchase securities convertible into Common Stock, the aggregate number of additional shares of Common Stock into which the convertible securities so offered are initially convertible). Such adjustment shall become effective immediately after the opening on the Business Day next following such record date. Such adjustments shall be made successively whenever such a record date is fixed. In the event that after fixing a record date such rights or warrants are not so issued, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed. In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than such average Current Market Price for the ten (10) preceding Trading Days, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors in good faith. In case any rights or warrants referred to in this subparagraph
         (ii) shall expire unexercised after the same shall have been distributed or issued by the Corporation (or in the case of rights or warrants to purchase securities convertible into Common Stock once exercised, the conversion right of all such securities shall expire), the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

                               (iii) If the Corporation shall fix a record date for the making of a distribution to all holders of its Common Stock of evidences of its indebtedness, shares of its capital stock or assets (excluding regular cash dividends or distributions declared in the ordinary course by the Board of Directors and dividends payable in Common Stock for which an adjustment is made pursuant to paragraph 8(d)(i)) or rights or warrants (in each case, other than any rights issued pursuant to a shareholder rights plan) to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Stock entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Stock or securities convertible into shares of Common Stock, which rights and warrants are referred to in and treated under subparagraph (ii) above (excluding distributions or dividends in which holders of shares of Series A Preferred Stock participate and dividends payable in shares of Common Stock for which adjustment is made under another paragraph of this Section 8(d)) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each such case the Conversion Price shall be adjusted by multiplying (I) the Conversion Price in effect immediately prior to the close of business on such record date by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on such record date less the fair market value as of the date of distribution (as determined by the Board of Directors in good faith, whose determination shall be conclusive absent manifest error) of the portion of the assets, shares of its capital stock or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the average Current Market Price for the ten (10) Trading Days preceding such record date. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that after fixing a record date such distribution is not so made, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed. Such adjustment shall become effective immediately at the opening of business on the Business Day next following the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this subparagraph (iii), the distribution of a Security, which is distributed not only to the holders of the Common Stock on the date fixed for the determination of shareholders entitled to such distribution of such Security, but also is distributed with each share of Common Stock delivered to a Person converting a share of Series A Preferred Stock after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on which a Person converting a share of Series A Preferred Stock would no longer be entitled to receive such Security with a share of Common Stock (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this subparagraph
         (iii) (and such day shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the record date" within the meaning of the three preceding sentences). If any rights or warrants referred to in this subparagraph
         (iii) shall expire unexercised after the same shall have been distributed or issued by the Corporation, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment has been made on account of the distribution or issuance of such expired rights or warrants.

                               (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments that by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this paragraph 8 (other than this subparagraph (iv)) no later than such time as may be required in order to preserve the tax-free nature of a distribution for United States income tax purposes to the holders of shares of Series A Preferred Stock or Common Stock. Notwithstanding any other provisions of this paragraph 8, the Corporation shall not be required to make any adjustment of the Conversion Price for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this paragraph 8 shall be made to the nearest 1/100 of a dollar or to the nearest 1/1,000 of a share, as the case may be. Anything in this paragraph 8(d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such adjustments in the Conversion Price, in addition to those required by this paragraph 8(d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, reclassifications or combinations of shares, distribution or rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its shareholders shall not be taxable.

                               (v) In the event that, at any time as a result of shares of any other class of stock becoming issuable in exchange or substitution for or in lieu of shares of Common Stock or as a result of an adjustment made pursuant to the provisions of this paragraph 8(d), the holders of Series A Preferred Stock upon subsequent conversion shall become entitled to receive any shares of capital stock of the Corporation other than Common Stock, the number of such other shares so receivable upon conversion of any shares of Series A Preferred Stock shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

                           (e) Significant Corporate Transactions. (i) If the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation or recapitalization of the Common Stock and excluding any transaction as to which paragraph 8(d)(i) applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), there shall be no adjustment to the Conversion Price but each share of Series A Preferred Stock which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible or exchangeable into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock into which one share of Series A Preferred Stock was convertible or exchangeable immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock of the Corporation held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph 8(e) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The provisions of this paragraph 8(e) shall similarly apply to successive Transactions.

                               (ii) Notwithstanding anything herein to the contrary, if the Corporation is reorganized such that the Common Stock is exchanged for the common stock of a new entity ("Holdco") whose common stock is traded on Nasdaq or a recognized securities exchange, then the Corporation, by notice to the holders of the Series A Preferred Stock but without any required consent on their part, may cause the exchange of this Series A Preferred Stock for preferred stock of Holdco having the same terms and conditions as set forth herein, provided that if Holdco is not solely incorporated as a Delaware company or if the Holdco share structure is not identical to that of the Corporation, the rights attaching to the preferred stock of Holdco may be adjusted so as to comply with the local law of the jurisdiction of incorporation of Holdco or the new share structure of Holdco subject to such rights effectively giving the same economic rights as the Series A Preferred Stock (ignoring for these purposes any resultant change in the tax treatment for the holders of such stock).

         (f) Common Stock Held by the Corporation. For purposes of this paragraph 8, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by the Corporation. The Corporation shall not pay a dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

         (g) Discretionary Adjustment. If the Corporation shall take any action affecting the Common Stock, other than action described in this paragraph 8, that in the opinion of the Board of Directors materially adversely affects the conversion rights of the holders of the shares of Series A Preferred Stock, the Conversion Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

         (h) Reservation of Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock into such Common Stock at any time (assuming that, at the time of the computation of such number of shares, all such Common Stock would be held by a single holder). The Corporation shall from time to time, in accordance with the laws of the State of Delaware, use its best efforts to cause the authorized amount of Common Stock to be increased if the aggregate of the authorized amount of the Common Stock remaining unissued and the issued shares of such Common Stock in its treasury (other than any shares of such Common Stock reserved for issuance in any other connection) shall not be sufficient to permit the conversion of the outstanding shares of Series A Preferred Stock into Common Stock. The Corporation covenants that any shares of Common Stock issued upon conversions of shares of Series A Preferred Stock shall be validly issued, fully paid and nonassessable.

                           (i) Registration or Approval. If any shares of Common
Stock which would be issuable upon conversion of shares of Series A Preferred Stock hereunder require registration with or approval of any governmental authority or stock exchange before such shares may be issued upon conversion the Corporation will in good faith and as expeditiously as possible cause such shares to be duly registered or approved, as the case may be, but the Corporation shall not be required to issue such shares unless and until such registration has been completed (and made effective) or such approval obtained.

                           (j) Taxes. The Corporation shall not be required to
pay any tax which is payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                           (k) Multiple Adjustments. If any action or
transaction would require adjustment of the Conversion Price pursuant to more than one subparagraph of this paragraph 8, only one adjustment shall be made and each such adjustment shall be the amount of adjustment that has the highest absolute value.

                           (l) Effect of Conversion or Exchange. From and after
the date a share of Series A Preferred Stock is converted pursuant to paragraph 8(a) or exchanged pursuant to paragraph 8(b), dividends on such shares of Series A Preferred Stock shall cease to accrue, and said shares shall no longer be deemed to be outstanding and all rights of the holders thereof as a holder of Series A Preferred Stock (except the right to receive from the Corporation the Common Stock) shall cease except as otherwise provided herein.

                           (m) Notice of Certain Actions. In case:

                               (i) of a consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required; or

                               (ii) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

                               (iii) of the sale, exchange or other conveyance (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation except to a wholly-owned subsidiary, then, in each case, the Corporation shall provide notice thereof to each holder of the Series A Preferred Stock in the manner set forth in paragraph 10(b) hereof not less than 10 nor more than 60 days prior to the applicable record date as herein specified. Such notice shall state the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective, if known, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up, if known. Failure to give the notice specified hereunder shall have no effect on the status or effectiveness of the action to which the required notice relates.

                  9. Voting. The shares of Series A Preferred Stock shall have no voting rights except as required by law except that the Corporation shall not, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class, (i) amend, alter or repeal any of the provisions of the Certificate of Incorporation or this Certificate of Designation, so as in any such case to materially adversely affect the preferences, special rights, powers or privileges of the shares of Series A Preferred Stock, or (ii) create any class or series of Senior Securities as long as any shares of Series A Preferred Stock remain outstanding.

                  10. General Provisions. (a) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Powers, Designations, Preferences and Rights are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

                      (b) Whenever any provision hereof provides for notice to be given by the Corporation to the holders of shares of Series A Preferred Stock, such notice shall be sent by first class mail to each holder of record of Series A Preferred Stock at each such holder's address as the same appears on the stock register of the Corporation. Any such notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice.

                      (c) The shares of Series A Preferred Stock as well as any other securities issued by the Corporation in respect of or upon conversion of the shares of Series A Preferred Stock shall bear such legend as may be required under the terms of any agreement to which the holder of such shares and the Corporation may be a party.


                  IN WITNESS WHEREOF, ATX TELECOMMUNICATIONS SERVICES, INC. has caused this Certificate of Designations to be executed and subscribed by the undersigned this _______ day of __________, 2000.


                                         ATX TELECOMMUNICATIONS
                                         SERVICES, INC.



                                         By: __________________________
                                         Name:
                                         Title:





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
                                    EXHIBIT 1
                                       to
                    CERTIFICATE OF THE POWERS, DESIGNATIONS,
                          PREFERENCES AND RIGHTS OF THE
                    SERIES A SENIOR CONVERTIBLE EXCHANGEABLE
                    PREFERRED STOCK, PAR VALUE $.01 PER SHARE

                   Conversion Price Calculation on Reset Date
                   __________________________________________


        Percentage of Aggregate Principal
      Amount of Senior Notes Issued on the
     Issue Date (after giving effect to all
            post-Closing adjustments
           contemplated by Section 1.2
       Recapitalization of the Agreement)
      represented by Principal Indebtedness
             Attributable to Senior                     Conversion Price Reset
             Notes on the Reset Date                         on Reset Date
             -----------------------                         -------------
                      100%                                      $32.11

                       91%                                      $32.47

                       77%                                      $33.01

                       64%                                      $33.44

                       59%                                      $33.72

                       55%                                      $33.90

                       50%                                      $34.08

                       32%                                      $34.80

                       23%                                      $35.15

                       14%                                      $35.51

                       9%                                       $35.69

                       0%                                       $36.05

For purposes hereof, the Reset Date means ________ __, 2001.(6)

If the percentage of the aggregate principal amount of Senior Notes issued on the Issue Date represented by Principal Indebtedness Attributable to Senior Notes on the Reset Date is other than as set forth above, the reset Conversion Price shall be ratably calculated by the Corporation based on the values set forth above. The reset Conversion Price shall be rounded to the nearest $.01.

----------------------
(6)  The six month anniversary of the Issue Date.





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